SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): MAY 24, 2004
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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     On May 24, 2004, the Registrant issued a press release announcing it has come to a preliminary agreement with one of its consultants to become the operator of the pending acquisition candidate, Players Grille, Inc. (Fleming Island). Further details will be released upon the final closing of this acquisition. A copy of the Registrant's press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference.



ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1         The Registrant's Press Release dated May 24, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: May 27, 2004                       /s/ Eric R. Boyer
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                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit                                                  Sequential
Number          Description                              Page Number
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99.1            The Registrant's Press Release               3
                dated May 24, 2004.